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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                     DATED MAY 1, 2003, AMENDED MAY 5, 2003

ADVISORY FEE WAIVERS - GLOBAL EQUITY TRUST AND INTERNATIONAL VALUE TRUST

         Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Equity Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2003, the effective annual advisory fee for the Global Equity Trust and the International Value Trust was 0.75% and 0.81%, respectively. Had the lower subadvisory fees and this fee waiver been in effect for the year ended December 31, 2003, the effective annual advisory fee would have been 0.70% for the Global Equity Trust and 0.70% for the International Value Trust.

         These advisory fee waivers may be rescinded at any time. Any termination of the advisory fee waiver shall be effective only as to advisory fees accruing after the date of such termination.

NEW SUBADVISER FOR THE GLOBAL EQUITY TRUST

         On December 8, 2003, the Board of Trustees of Manufacturers Investment Trust approved the replacement of Putnam Investment Management Inc as subadviser to the Global Equity Trust with Templeton Global Advisors Limited ("Templeton Global"). This subadviser change is effective as of the close of business on December 8, 2003.

INFORMATION REGARDING TEMPLETON

    Templeton Global, located at Box N-7759, Nassau, Bahamas has been in the business of providing investment advisory services since 1954. As of September 30, 2003, Templeton and its affiliates manage over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

PORTFOLIO MANAGERS

    The portfolio's lead portfolio manager is:

    - Jeffrey A. Everett (since December, 2003). Mr. Everett joined Templeton in 1989 and is currently President of Templeton Global Advisors Limited. He is a Chartered Financial Analyst (CFA).

    The following individuals have secondary portfolio management responsibilities:

    - Murdo Murchison (since December, 2003). Mr. Murchison joined Templeton in 1993 and is currently Executive Vice President of Templeton Global Advisors Limited. He is a Chartered Financial Analyst (CFA).

    - Lisa Myers (since December, 2003). Ms. Myers joined Templeton in 1996 and is currently Vice President of Templeton Global Advisors Limited.

INVESTMENT POLICY CHANGES

         The investment policies of the portfolio are amended and restated as follows:

         Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

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         Equity securities include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

         Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

         The portfolio may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in swap agreements.

         When choosing equity investments for the portfolio, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Trust may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

    - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

    - The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

                THE DATE OF THIS SUPPLEMENT IS JANUARY 12, 2004.

MIT SUPP 011204